Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra Phocas Small Cap Value Fund

(the “Fund”)

Supplement dated October 2, 2012 to:

Class I and Class L Prospectuses for the Fund dated October 31, 2011.

Effective November 1, 2012, Class I shares of the Fund will no longer be offered for sale and the Fund will no longer offer multiple classes of shares.  The Board of Directors of Frontegra Funds, Inc. (the “Company”) approved the conversion of Class I shares of the Fund into Class L shares of the Fund, and the subsequent redesignation of Class L shares as Institutional Class shares, to take effect on November 1, 2012.  Any outstanding Class I shares of the Fund on November 1, 2012 will be automatically converted into Class L shares of the Fund and Class L shares will be renamed Institutional Class shares.  Because the conversion is between classes of the same Fund, the conversion will not be treated as a taxable event for federal income purposes.  In connection with the conversion of the Class I shares into Class L shares, the sub-administration agreement between Frontegra and the Company, on behalf of the Class I shares, will be terminated effective November 1, 2012.

Class L shares of the Fund were previously limited to shareholders of the Fund’s predecessor, the Phocas Small Cap Value Fund, as of the date of its reorganization into the Fund.  Effective November 1, 2012, Class L shares will be renamed Institutional Class shares and will be offered for sale to the public in accordance with the terms and procedures set forth in the Fund’s then-current prospectus.

As of such date, Institutional Class shares will be subject to a new expense cap agreement pursuant to which the Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra”), has agreed to waive its management fee and/or reimburse to the extent necessary to ensure that the Fund’s operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2013 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.

This supplement should be retained with your Prospectus for future reference.